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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K



                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 28, 2002
                                                        -----------------




                           MERRIMAC INDUSTRIES, INC.
                           -------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                     0-11201                    22-1642321
        --------                     -------                    ----------
    (State of incorporation  (Commission File Number)         (IRS Employer
        or organization)                                  Identification Number)



           41 Fairfield Place, West Caldwell, New Jersey        07006
           ---------------------------------------------        -----
             (Address of Principal Executive Offices)         (Zip Code)




      Registrant's telephone number, including area code: (973) 575-1300
                                                          --------------





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ITEM 5. OTHER EVENTS

         On February 28, 2002, Merrimac Industries, Inc. (the "Company") entered into a subscription agreement (the "Subscription Agreement") for common stock with DuPont Chemical and Energy Operations, Inc., ("DCEO") a subsidiary of E.I. DuPont de Nemours and Company ("DuPont"). Pursuant to the Subscription Agreement, the Company sold to DCEO 528,413 shares of common stock, par value $0.01 per share (the "Common Stock") at a price of $10.00 per share of Common Stock. Pursuant to the Subscription Agreement, DCEO purchased approximately 16.6% of the outstanding Common Stock of the Company after giving effect to the sale, for an aggregate purchase price of $5,284,130 in cash.

         In connection with the purchase by DCEO of the Company's Common Stock, the Company, DCEO and Dupont also entered into a registration rights agreement (the "Registration Rights Agreement").

         Reference is hereby made to the Company's press release dated February 28, 2002 which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         In addition, on February 28, 2002, the Company amended the Rights Agreement dated as of March 9, 1999, as amended (the "Rights Agreement"), between the Company and Mellon Investor Services LLC (f.k.a. ChaseMellon Shareholder Services, L.L.C.), as rights agent, to permit DCEO and DuPont to purchase the Company's Common Stock pursuant to the Subscription Agreement without DCEO and DuPont becoming an "Acquiring Person" within the meaning of the Rights Agreement.

         In addition, on February 28, 2002, the Company's board of directors appointed David B. Miller to the Company's board of directors. David B. Miller is Vice President and General Manager of DuPont Electronic Technologies.

         The foregoing description of the Subscription Agreement is qualified in its entirety by reference to the full text of the Subscription Agreement, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

         The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

         The foregoing description of the amendment to the Rights Agreement is qualified in its entirety by reference to the full text of Amendment No. 3 to the Rights Agreement, which is attached hereto as Exhibit 99.4 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

   (c)  Exhibits:


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99.1   Press Release issued by Merrimac Industries, Inc., dated February 28,
       2002.

99.2 Subscription Agreement, dated as of February 28, 2002 between Merrimac Industries, Inc., and DuPont Chemical and Energy Operations, Inc., a subsidiary of E.I. DuPont de Nemours and Company.

99.3 Registration Rights Agreement, dated as of February 28, 2002 between Merrimac Industries, Inc., and DuPont Chemical and Energy Operations, Inc., a subsidiary of E.I. DuPont de Nemours and Company.

99.4 Amendment No. 5, dated February 28, 2002, to the Rights Agreement, between Merrimac Industries, Inc. and Mellon Investor Services LLC (f.k.a. ChaseMellon Shareholder Services, L.L.C.), as Rights Agent.

99.5   Press Release issued by Merrimac Industries, Inc. dated March 5, 2002.








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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            MERRIMAC INDUSTRIES, INC.



                                            By: /s/ Robert V. Condon
                                                ----------------------------
                                            Name:  Robert V. Condon
                                            Title: Vice President, Finance and
                                                   Chief Financial Officer


Date:  March 6, 2002



















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